Supplement to

CALVERT SOCIAL INVESTMENT FUND (“CSIF”)
Money Market Portfolio

Prospectus (Class A, Class B, Class C and Class Y) dated January 31, 2009

Date of Supplement: May 1, 2009

Continued Participation in the U.S. Treasury Department Temporary Guarantee Program for Money Market Funds

The following supplements the section titled “U.S. Treasury Department Temporary Guarantee Program for Money Market Funds” on page 62 of the Prospectus:

The U.S. Treasury Department (“U.S. Treasury”) extended its Temporary Guarantee Program for Money Market Funds (the “Program”) for the second and final time through September 18, 2009.  The Board of Trustees of CSIF Money Market Portfolio (the “Fund”) has determined that it is in the best interest of the Fund to participate in the extension of the Program.

For the extension period of May 1, 2009, through September 18, 2009, the Fund made a Program extension payment of 0.015% of the Fund’s net assets as of September 19, 2008.

The Secretary of the U.S. Treasury currently has no authority to extend the Program beyond September 18, 2009.

Additional information about the Program is available at http://www.ustreas.gov.